EXHIBIT 10.69

                 BILL OF SALE AND ASSIGNMENT OF ASSETS


     In consideration for the cancellation of the Subordinated Note made by IMC-Agrico Receivables Company L.L.C. ("Transferor") to the order of IMC-Agrico Company ("Transferee") dated as of June 27, 1997 and with the remainder as a distribution to Transferee as sole member of Transferor, Transferor does hereby sell, transfer, assign, convey and deliver to Transferee the "Purchased Assets" (as defined below). Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Receivables Purchase Agreement among Transferee and Transferor dated as of June 27, 1997, as it may have been amended from time to time.

     For purposes of this Bill of Sale and Assignment of Assets, "Purchased Assets" shall mean all of Transferor's right, title and interest in, to and under

(a)	all Receivables of Transferor;

(b)	all Related Security with respect to such Receivables;

(c)	all Collections with respect to, and other proceeds of,
such Receivables and Related Security;

(e)	all lock-boxes and lock-box accounts and amounts on
deposit therein, and all related agreements between Transferor and the lock-box banks, in each case, to the extent related to or representing Collections of Receivables sold or contributed hereunder, or other proceeds thereof or of Related Security therefor and

(f)	all books and records relating to the foregoing.

     This Bill of Sale and Assignment of Assets shall be binding upon Transferor, its successors and assigns, and shall inure to the benefit of Transferee, its successors and assigns.



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IN WITNESS WHEREOF, Transferor has caused this instrument to be duly executed and delivered as of September 30, 1998.

IMC-AGRICO RECEIVABLES COMPANY L.L.C.,
as Transferor

By:  IMC-Agrico Company,
     its Operating Manager

By:  IMC-Agrico MP, Inc.,
     its managing general partner

By:     /s/  J. Bradford James
Name:  J. Bradford James
Title:  Vice President




Agreed and accepted this 30th day of September, 1998:

IMC-AGRICO COMPANY, as Transferee

By:  IMC-Agrico MP, Inc., its managing general partner

By:     /s/  J. Bradford James